Common Stock	9 Months Ended
Sep. 30, 2025
Stockholders' Equity Note [Abstract]
Common Stock
Note 13. Common Stock
Common Stock
As of September 30, 2025 and December 31, 2024, there were 600,000,000 and 136,562,809 shares of common stock authorized, respectively, and 106,754,588 and 48,376,052 shares issued and outstanding, respectively.
Holders of common stock are entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors. Holders of common stock are entitled to one vote for each share of common stock held at all meetings of stockholders.
Shares of common stock reserved for issuance are as follows:

	As of September 30, 2025	As of December 31, 2024
Stock options	29,318,783	28,360,635
RSUs	10,764,848	3,630,447
Earnout shares	17,600,000	—
Common stock warrants	50,000	—
Public warrants	28,750,000	—
Private warrants	898,250	—
Employee stock purchase plan shares available for future purchase	3,047,669	—
Equity awards available for future issuance (1)	20,223,481	3,631,787
Legacy warrants	—	7,505,657

Total common stock reserved for issuance	110,653,031	43,128,526

(1)
As of September 30, 2025, includes 32,000 shares of vested RSUs due to an advisor to satisfy an outstanding liability, which will be issued from the 2025 Equity Incentive Plan. Half of these awards were issued in exchange for shares of common stock due to the same advisor in prior periods.

For periods prior to the Merger, the reported share and per share amounts have been retroactively converted by applying the exchange ratio.
Committed Equity Facility
On July 14, 2025, the Company entered into the Committed Equity Facility and a Registration Rights Agreement with B. Riley (see Note 1).
Pursuant to the Committed Equity Facility, the Company has the right, but not the obligation, to direct B. Riley to purchase newly issued common shares of common stock up to an aggregate value of $50.0 million over a defined 36-month period. The total aggregate shares issued to B. Riley under the Committed Equity Facility cannot exceed 20,326,316, representing 19.99% of the aggregate number of shares issued and outstanding immediately prior to the execution of the Committed Equity Facility, without prior stockholder approval. Provided that the closing price of the Company’s common stock on the trading day immediately prior to each purchase is greater than $1.00 per share and all prior purchases between the parties are finalized, the Company has the right to sell shares of its common stock to B. Riley in distinct individual transactions (each a “Purchase”). The total number of shares to be issued per Purchase may not exceed 1,000,000 shares and will be further limited by a calculated percentage, not to exceed 25%, of the total aggregate trading volume during a defined period of time applicable to each Purchase. The Committed Equity Facility establishes the purchase price per share as 0.97 of the volume-weighted average price (“VWAP”) of the common stock for the defined period applicable to each Purchase, with 0.03 of the VWAP as commission to B. Riley, and excluding specific transactions outlined in the Committed Equity Facility. All such calculations are subject to adjustment for any stock dividend, stock split, stock combination, recapitalization or other similar transactions.
Pursuant to the Registration Rights Agreement entered into with B. Riley, 20,326,158 shares of common stock have been registered to permit the subsequent resale of shares purchased under the Committed Equity Facility. The Company controls the timing and amount of any sales to B. Riley, which depends on a variety of factors including, among other things, market conditions, the trading price of the Company’s common stock, and determinations by the Company as to appropriate sources of funding for its business and operations. However, B. Riley’s obligation to purchase shares is subject to certain conditions. In all instances, the Company may not sell shares of its common stock under the Committed Equity Facility if it would result in B. Riley beneficially owning more than 4.99% of its common stock at any one point in time prior to the execution of the agreement without prior stockholder approval.
The Committed Equity Facility will automatically terminate on the earlier of (i) one day after the 36-month anniversary of the Commencement Date, (ii) the date on which B. Riley shall have purchased the shares of common stock for an aggregate purchase price of $50.0 million or (iii) various other dates associated with events as set forth in the agreement. Neither the Company nor B. Riley may assign or transfer any of their respective rights or obligations under the Committed Equity Facility or the Registration Rights Agreement. No provision of the Committed Equity Facility or the Registration Rights Agreement may be modified or waived by either party.
At inception, the Company evaluated the Committed Equity Facility and determined that it was not indexed to the Company’s shares of common stock and, therefore, measures the derivative asset associated with the Committed Equity Facility at fair value based on the consideration transferred to B. Riley in exchange for its irrevocable commitment to purchase up to $50.0 million in shares of the Company’s common stock. The derivative asset is revalued at each reporting date with changes in the fair value reported as non-operating income or expense (see Notes 5 and 6).
The fair value associated with the Committed Equity Facility is dependent upon, among other things, changes in the closing share price of the Company’s common stock, the quantity and purchase price of shares sold under the agreement during the reporting period, the unused funding capacity and the cost of raising other forms of capital. As certain inputs are not observable in the market, the derivative asset is classified as a Level 3 instrument within the fair value hierarchy. The Company adjusts the previous fair value estimate of the Committed Equity Facility at each reporting period end based on changes in the weighted average purchase price of shares purchased by B. Riley during the period, the unused capacity available, expected share price volatility, and other macroeconomic factors which impact the cost of raising comparable forms of capital.
The Company incurred costs associated with the Committed Equity Facility totaling $0.4 million, of which $0.2 million was in cash, representing 0.5% of B. Riley’s $50.0 million total aggregate purchase commitment under the Committed Equity Facility, and $0.2 million in fair value related to the issuance of 83,353 shares of common stock. The total consideration paid to B. Riley of $0.4 million was recognized on day one as a derivative asset with subsequent change in fair value reflected in the condensed consolidated statement of operations.
During the three and nine months ended September 30, 2025, the Company settled a total of 5,673,734 shares of the Company’s common stock, sold to B. Riley under this agreement, for net proceeds of $20.0 million. The VWAP of shares purchased by B. Riley ranged from $3.14 to $4.07 per share during the three and nine months ended September 30, 2025.
Based on the September 30, 2025 closing share price of our common stock of $3.45 and $30.0 million of unused capacity under the Committed Equity Facility as of September 30, 2025, the Company would expect to sell only an additional 8,409,939 of its total 14,652,582 remaining registered shares available for purchase under the Committed Equity Facility. Total commission expense of $0.6 million was recognized as a financing charge within “other, net” on the condensed consolidated statement of operations during the three and nine months ended September 30, 2025. The Company had no commission expense during the three and nine months ended September 30, 2024, as the Committed Equity Facility was entered into during 2025.